Exhibit 10.20

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”),

dated as of June 17, 2025, is entered into by and among SIGHT SCIENCES, INC., a Delaware corporation (“Company”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 party hereto (together with Company, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities parties to the Loan Agreement (as defined below) (each, a “Lender”, and collectively, the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

A.
Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of January 22, 2024 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of May 30, 2025, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
B.
Borrower has requested that Agent and Lenders agree to certain amendments to the Loan Agreement. Agent and Lenders have agreed to such request, subject to the terms and conditions hereof.

SECTION 1 Definitions; Interpretation.

(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
(b)
Rules of Construction. The rules of construction in Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan Agreement.

(a)
Upon the occurrence of the Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
(i)
New Definition. The following defined term and its definition is hereby added to Section 1.1 of the Loan Agreement in proper alphabetical order:

“Second Amendment Effective Date” means June 17, 2025.

(ii)
Clause (x) of the definition of “Permitted Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(x) Indebtedness consisting of Contingent Obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed Three Hundred Thousand Dollars ($300,000) in the aggregate at any time outstanding;”.

(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3 Conditions of Effectiveness. This Amendment shall be effective on the date (such date, the Amendment Effective Date”) of satisfaction of the following conditions:

(a)
Agent shall have received this Amendment, executed by Agent, the Lenders and Borrower, and each Guarantor; and
(b)
Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the date hereof under and in accordance with the Loan Agreement.

SECTION 4 Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (b) that no Default or Event of Default has occurred and is continuing; (c) that there has not been and there does not exist a Material Adverse Effect; (d) this Amendment and each other Loan Document to which each Borrower is a party constitutes a legal, valid and binding obligation of such Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity, (e) the execution, delivery and performance of this Amendment by Borrower will not (i) result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, or (ii) violate any provisions of Borrower’s Organizational Documents or any law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject or any material contract or agreement, and (f) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests int the Collateral and other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders.

SECTION 5 Miscellaneous.

(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, as of the date hereof, and with effect from (and including) the Agreement Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding any amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and

(5) agrees that the Loan Agreement (as amended by this Amendment) and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the Amendment Effective Date the out-of-pocket costs and expenses of Agent and each Lender party hereto, including the reasonable and documented fees and disbursements of counsel to Agent and each Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.
(e)
Binding Effect. The provisions of this Amendment shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any).
(f)
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWER:

SIGHT SCIENCES, INC.

Signature:/s/Ali Bauerlein

Print Name: Ali Bauerlein

Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/Maclean Greedy

Name: Maclean Greedy

Title: Associate General Counsel

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/Maclean Greedy

Name: Maclean Greedy

Title: Associate General Counsel

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/Maclean Greedy

Name: Maclean Greedy

Title: Associate General Counsel

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser Signature: /s/Maclean Greedy

Name: Maclean Greedy Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser Signature: /s/Maclean Greedy

Name: Maclean Greedy

Title: Authorized Signatory